UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

August 26, 2011

Alterra Capital Holdings Limited

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction

of Incorporation)

000-33047	98-0584464
(Commission File Number)	(IRS Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-8800

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 26, 2011, the Registrant entered into a separation agreement (the “Separation Agreement”) with John R. Berger, its Chief Executive Officer, Reinsurance, who resigned effective August 1, 2011 (the “Separation Date”).

Under the Separation Agreement, Mr. Berger resigned as an officer, employee, director and representative of the Registrant and its affiliates effective as of the Separation Date. He is entitled to receive all accrued but unpaid wages and accrued but unused vacation pay through the Separation Date. In lieu of and in full satisfaction of any payments and benefits previously agreed to by Mr. Berger and the Registrant, and provided that Mr. Berger (a) does not revoke the Separation Agreement, (b) executes a resignation letter in the form attached to the Separation Agreement, and (c) executes and complies with the Separation Agreement and the Confidentiality, Non-Competition and Non-Solicitation Agreement attached to the Separation Agreement, Mr. Berger will receive the following benefits under the Separation Agreement:

•

Mr. Berger’s employment by his new employer as specified in the Separation Agreement (the “New Employer”) or solicitation of the Registrant’s customers on behalf of the New Employer will not constitute a violation of the non-competition and non-solicitation of customer provisions, respectively, set forth in the Separation Agreement or any other agreement between Mr. Berger and the Registrant, provided that the New Employer enters into a 36-month non-solicitation agreement with the Registrant concerning the Registrant’s employees;

•	Mr. Berger’s termination of employment will be deemed a “retirement” for purposes of his restricted stock awards and stock options;

•	Mr. Berger’s housing allowance as in effect on the Separation Date will continue through August 31, 2011; and

•	Mr. Berger will continue to be a participant in the Registrant’s medical and other welfare benefit plans through August 31, 2011 under the terms and conditions in effect on the Separation Date.

Under the Separation Agreement, Mr. Berger agreed to a general release of claims against the Registrant.

Under the Confidentiality, Non-Competition and Non-Solicitation Agreement attached to the Separation Agreement, Mr. Berger is subject to the following restrictive covenants:

•	Confidentiality covenant for ten years following the Separation Date;

•	Non-solicitation of employees covenant for 36 months following the Separation Date;

•	Non-solicitation of customers covenant for 12 months following the Separation Date (except as set forth in the Separation Agreement);

•	Non-competition covenant for 12 months following the Separation Date (except as set forth in the Separation Agreement);

•	Post-employment property and intellectual property covenant; and

•	Non-disparagement covenant in favor of the Registrant (the Registrant also agreed to a non-disparagement covenant in favor of Mr. Berger).

Item 7.01	Regulation FD Disclosure

Beginning on September 7, 2011, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend that the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 apply to these forward-looking statements. These statements reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions, including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in Exhibit 99.1 are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated August 26, 2011, between Alterra Capital Holdings Limited and John R. Berger.
99.1	Slides from presentation by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited (Registrant)
/s/ PETER A. MINTON
Name:	Peter A. Minton
Title:	Executive Vice President and Chief Operating Officer

Date: September 1, 2011

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement, dated August 26, 2011, between Alterra Capital Holdings Limited and John R. Berger.

99.1	Slides from presentation by management.